UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

    Acadian Emerging Markets Portfolio

Annual Report	October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-AAM-6161.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Portfolio, you can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-AAM- 6161. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

Investment Adviser:

Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2020

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Portfolio’s Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2019 to October 31, 2020, focusing on the Portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2020, the Acadian Emerging Markets Portfolio posted a return of 3.04%, versus 8.62% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

For the trailing twelve months ending October 31, 2020, the MSCI Emerging Market index returned +8.62%. Much of the period was dominated by the coronavirus pandemic and the swift and precipitous fallout effects worldwide. Emerging markets (EM), like their developed counterparts, fell almost 20% during the first quarter though recovered in Q2, rising 16%. Still, investors’ search for return in a low interest rate environment overshadowed the grim reality of the pandemic. EM faced the brunt of the COVID crisis in Q2 and Q3. Generally, the fiscal and social response to the virus has been inadequate and many markets remain vulnerable to the pandemic amidst underfunded healthcare systems, record capital outflows, and foreign exchange shortages. Soaring debt and subsequent rating downgrades have become a harbinger of yet another crisis on the horizon, compounded further by the relentless spread of the virus and wilting global demand. Specific to countries, India and Brazil remain EM coronavirus hot spots as cases continue to soar despite lockdown and social distancing measures. China has been an exception in emerging markets as it successfully contained the virus and made a sharper-than-expected recovery.

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country and industry ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The Portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included South Korea, Turkey, and China. The Portfolio was generally underweighted relative to the benchmark in India, Saudi Arabia, and Thailand.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020 (Unaudited)

Portfolio Performance

The Portfolio underperformed the benchmark for the period, largely driven by stock selection in China. Underweight positions to large Chinese companies Tencent, Meituan, and Alibaba were key drivers of the Portfolio’s underperformance. Garanti Bankasi and other Turkish Banks, where the Portfolio is more exposed, also yielded negative results.

Conversely, India was a key contributor, where the Portfolio’s underweight was well positioned and stock selection, particularly within the financials sector, worked well. The Portfolio also benefitted from being less exposed to Thailand. Stock selection in Taiwan delivered positive results, owing primarily to holding UTD Micro Electronics.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brendan O. Bradley, Ph.D.	Ryan D. Taliaferro, Ph.D.
Chief Investment Officer	Director, Equity Strategies

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020 (Unaudited)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE PERIODS ENDED OCTOBER 31(1)
	1 Year	5 Years	10 Years	Annualized Since Inception
Investor Class Shares†	3.04%	5.75%	1.62%	7.04%
I Class Shares	3.20%	N/A	N/A	5.02%
Y Class Shares	3.15%	N/A	N/A	4.96%
MSCI Emerging Markets Index	8.62%	8.31%	2.78%	6.92%

(1) Past performance is not an indication of future performance. Investor Class Shares were offered beginning 6/17/93. I Class Shares and Y Class Shares were offered beginning 10/31/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

† The graph is based on Investor Class Shares only. Returns for I Class Shares and Y Class Shares would be different due to differences in fee structures.

N/A — Not available.

(See definition of comparative index on page 3).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.4%

	Shares	Value
Brazil — 3.7%
BRF*	296,400	$869,888
Camil Alimentos	73,698	154,641
Cia de Saneamento Basico do Estado de Sao Paulo	74,200	550,233
Cia de Saneamento de Minas Gerais	33,300	247,750
Cia de Saneamento do Parana	397,200	1,639,901
Cia Siderurgica Nacional*	381,600	1,364,009
Duratex	54,400	181,746
EDP - Energias do Brasil	2,093,847	6,207,154
JBS	2,658,676	8,970,446
Kepler Weber	3,900	26,209
Marfrig Global Foods*	663,900	1,583,979
Minerva*	1,079,300	1,882,866
Nova Embrapar Participacoes* (A)	854	—
Porto Seguro	345,400	2,889,394
Sao Martinho	25,800	94,784
Seara Alimentos* (A)	911	—
Sul America	927,888	6,444,172
Transmissora Alianca de Energia Eletrica	796,749	3,908,797

		37,015,969

China — 39.7%
Agile Group Holdings	2,820,592	3,878,978
Alibaba Group Holding ADR*	311,645	94,955,115
Anhui Conch Cement, Cl H	70,000	438,459
Autohome ADR	36,444	3,482,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
China — (continued)
Baidu ADR*	107,816	$14,344,919
Bank of China, Cl H	7,154,000	2,266,695
Baoshan Iron & Steel, Cl A	2,106,500	1,681,160
Beijing Yanjing Brewery, Cl A	273,100	354,559
BGI Genomics, Cl A	33,859	756,487
BYD Electronic International	285,500	1,228,066
China Communications Services, Cl H	3,116,900	1,819,598
China Construction Bank, Cl H	27,104,000	18,779,437
China Mobile	1,916,000	11,704,642
China National Chemical Engineering, Cl A	6,831,996	5,395,535
China Resources Cement Holdings	174,000	228,451
China Sports International* (A)	670,000	—
China Telecom, Cl H	37,065,035	11,698,455
China United Network Communications, Cl A	20,884,430	14,868,901
Chinese Universe Publishing and Media Group, Cl A	599,411	1,035,296
CNOOC	10,739,221	9,823,132
Country Garden Holdings	6,288,407	7,776,434
DouYu International Holdings ADR*	43,691	668,472
Ecovacs Robotics, Cl A*	222,361	2,085,693
G-bits Network Technology Xiamen, Cl A	32,037	2,254,285
Gemdale Properties & Investment	1,694,000	263,851
Great Wall Motor, Cl H	418,000	680,461
Greenland Holdings, Cl A	11,851,123	10,954,334
Greenland Hong Kong Holdings	304,440	98,891
Guangzhou Kingmed Diagnostics Group, Cl A	80,140	1,264,073
Hangzhou Binjiang Real Estate Group, Cl A	1,866,600	1,349,339
Hunan Valin Steel, Cl A	3,986,324	3,025,275
Industrial & Commercial Bank of China, Cl H	956,993	539,886
JD.com ADR*	318,160	25,936,403
Jizhong Energy Resources, Cl A	2,662,530	1,407,310
Joincare Pharmaceutical Group Industry, Cl A	842,601	1,902,099
KingClean Electric, Cl A	174,356	946,122
Liuzhou Iron & Steel, Cl A	775,610	536,988
Logan Group	774,000	1,220,833
Longfor Group Holdings	1,821,500	10,003,362
Momo ADR	33,571	503,565
NetEase ADR	233,025	20,224,240
Niu Technologies ADR*	10,633	279,329
Perfect World, Cl A	188,080	787,386
Poly Property Group	329,666	95,286
Powerlong Real Estate Holdings	260,000	175,607
RiseSun Real Estate Development, Cl A	243,698	256,045
SAIC Motor, Cl A	452,630	1,567,723

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
China — (continued)
Sanquan Food, Cl A	248,975	$1,143,760
Seazen Holdings, Cl A	1,058,252	5,144,566
SGIS Songshan, Cl A	1,183,100	741,604
Shanghai Construction Group, Cl A	1,771,530	805,183
Shanghai Shimao, Cl A	610,056	527,619
Shanxi Taigang Stainless Steel, Cl A	401,100	209,658
Shimao Group Holdings	355,879	1,262,341
Sinotruk Hong Kong	3,437,148	8,814,365
TCL Electronics Holdings	131,000	89,102
Tencent Holdings	801,000	61,030,710
Tianneng Power International	83,346	136,303
Tingyi Cayman Islands Holding	1,116,000	2,035,635
Tongling Nonferrous Metals Group, Cl A	980,800	318,069
Vipshop Holdings ADR*	255,113	5,459,418
Weichai Power, Cl H	4,519,000	8,598,060
Weiqiao Textile, Cl H	891,000	189,177
Wuhu Sanqi Interactive Entertainment Network Technology Group, Cl A	1,124,435	4,962,324
Xinxing Ductile Iron Pipes, Cl A	945,900	513,506
Xinyu Iron & Steel, Cl A	5,521,700	3,424,457
Yonggao, Cl A	325,800	353,814
Yuexiu Property	789,882	153,206
Zhejiang Jingxin Pharmaceutical, Cl A	366,774	653,823
Zhejiang Meida Industrial, Cl A	106,800	303,717
Zhejiang Semir Garment, Cl A	360,600	449,700
Zhengzhou Yutong Bus, Cl A	12,201	29,114

		402,892,632

Colombia — 0.2%
Ecopetrol ADR	229,591	2,123,717

Czech Republic — 0.0%
Komercni banka as*	3,894	79,042
Philip Morris CR	56	32,523

		111,565

Greece — 0.6%
Athens Water Supply & Sewage	16,081	124,981
Cairo Mezz*	11,041	1,332
Hellenic Telecommunications Organization	445,876	5,940,305
Piraeus Bank *	340,550	261,493

		6,328,111

Hong Kong — 3.1%
Asia Cement China Holdings	1,528,561	1,405,911

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Hong Kong — (continued)
BYD, Cl H	338,000	$6,762,783
China Aoyuan Group	95,111	89,601
China High Speed Transmission Equipment Group	59,861	44,579
China Hongqiao Group	317,000	230,128
China National Building Material, Cl H	3,209,215	3,692,576
China Overseas Grand Oceans Group	1,327,352	777,059
China Unicom Hong Kong	1,046,000	645,478
CITIC	150,000	107,340
Country Garden Services Holdings	142,000	894,699
Dongfang Electric, Cl H	58,770	41,122
Hengan International Group	564,500	3,932,248
Hisense Home Appliances Group, Cl H	24,000	34,532
HKC Holdings	29,189	14,911
Hopson Development Holdings	70,000	178,973
IGG	451,000	486,894
Lenovo Group	4,270,000	2,674,439
Li Ning	1,564,500	8,143,819
Maoye International Holdings	286,000	11,622
Nine Dragons Paper Holdings	308,134	411,825
Shandong Chenming Paper Holdings, Cl H	8,175	3,260
Sinopec Engineering Group, Cl H	645,500	253,316
Skyworth Group*	366,000	95,791
Uni-President China Holdings	423,000	367,046

		31,299,952

Hungary — 1.2%
OTP Bank Nyrt	352,863	10,994,847
Richter Gedeon Nyrt	36,805	750,123

		11,744,970

India — 5.0%
Alkem Laboratories	25,287	901,635
Arvind*	397,496	181,451
Aurobindo Pharma	489,485	5,120,859
Cadila Healthcare	80,042	452,670
Dr Reddy’s Laboratories	83,750	5,525,549
FDC	54,160	252,596
Glenmark Pharmaceuticals	518,009	3,321,966
Gujarat State Petronet	44,359	115,957
HCL Technologies	1,044,988	11,880,306
Indoco Remedies	17,527	60,981
Infosys	737,297	10,555,497
ITD Cementation India	21,454	14,195
Jindal Saw	32,265	26,231

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
India — (continued)
Jindal Stainless*	37,281	$31,537
Mindtree	67,943	1,219,179
NIIT	72,717	138,052
Nucleus Software Exports	6,264	51,622
Oracle Financial Services Software	7,976	339,173
Redington India	198,268	348,417
Sanofi India	1,465	158,570
Sun Pharmaceutical Industries	82,928	522,754
Tata Consultancy Services	43,855	1,575,433
Welspun	44,574	64,794
Welspun India	39,758	37,599
Wipro	1,735,670	7,964,397
WNS Holdings ADR*	3,004	173,151
Zensar Technologies	33,125	79,765

		51,114,336

Indonesia — 0.2%
Adaro Energy	6,564,250	501,529
Bank Negara Indonesia Persero	3,673,191	1,175,188
Indofood CBP Sukses Makmur	45,700	30,109
Kalbe Farma	1,533,800	159,615
Panin Financial *	3,574,700	45,715

		1,912,156

Luxembourg — 0.0%
Ternium ADR *	9,059	181,361

Malaysia — 0.6%
AFFIN Bank	32,108	10,610
AMMB Holdings	274,300	188,327
Frontken	247,800	207,748
Greatech Technology*	41,900	77,847
Hartalega Holdings	1,107,400	4,816,950
Kossan Rubber Industries	359,800	652,210
KSL Holdings*	476,683	52,894
Lingkaran Trans Kota Holdings	49,848	46,856
Malaysian Pacific Industries	12,569	66,790
MMC	800	139
VS Industry	262,000	149,096

		6,269,467

Mexico — 0.7%
Bio Pappel*	13,442	25,349
Concentradora Fibra Danhos‡	214,610	193,854
Consorcio ARA*	62,788	7,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Mexico — (continued)
Credito Real SOFOM ER*	47,840	$24,809
Gentera*	462,389	108,995
Grupo Financiero Banorte, Cl O*	1,139,755	5,083,131
Grupo Financiero Inbursa, Cl O*	709,062	525,491
Kimberly-Clark de Mexico, Cl A	65,806	98,283
Macquarie Mexico Real Estate Management‡	67,318	77,500
Qualitas Controladora	156,116	625,671

		6,770,661

Peru — 0.3%
Southern Copper	50,096	2,622,025

Philippines — 0.0%
First Gen	224,100	132,676
LT Group	197,100	47,156
SSI Group *	362,992	9,866

		189,698

Poland — 0.6%
Asseco Poland	33,275	540,006
Budimex	1,748	103,158
CD Projekt*	10,866	923,007
Enea*	223,628	256,207
Grupa Azoty*	25,325	131,544
KGHM Polska Miedz*	27,160	811,592
LiveChat Software	7,361	177,585
mBank*	1,247	36,521
PKP Cargo*	86	199
PlayWay	1,351	176,953
Polski Koncern Naftowy ORLEN	132,701	1,278,683
Powszechna Kasa Oszczednosci Bank Polski*	101,022	484,641
TEN Square Games*	9,203	1,473,680

		6,393,776

Qatar — 0.0%
Al Khalij Commercial Bank PQSC	82,634	40,829

Russia — 1.4%
Globaltrans Investment GDR	72,506	411,966
LSR Group PJSC GDR	89,361	196,995
Magnitogorsk Iron & Steel Works PJSC GDR	66,892	411,043
MMC Norilsk Nickel PJSC ADR	210,431	5,003,652
Novolipetsk Steel PJSC GDR	104,964	2,435,600
QIWI ADR	67,871	990,238
Sberbank of Russia PJSC ADR	447,493	4,520,886

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Russia — (continued)
VEON ADR	317,346	$396,682

		14,367,062

Saudi Arabia — 0.0%
Astra Industrial Group*	20,464	119,586
National Medical Care	14,329	199,401
United Wire Factories	6,434	51,296

		370,283

South Africa — 4.2%
African Rainbow Minerals	62,940	882,157
Anglo American Platinum	41,176	2,700,633
AngloGold Ashanti ADR	238,269	5,513,545
Coronation Fund Managers	26,245	60,750
FirstRand	3,260,707	7,576,585
Gold Fields ADR	676,907	7,398,593
Impala Platinum Holdings	21,095	186,439
JSE	4,709	31,367
Kumba Iron Ore	299,268	8,882,206
Lewis Group	21,364	21,008
MiX Telematics ADR	12,906	110,088
Momentum Metropolitan Holdings	949,993	756,636
Ninety One*	24,340	64,318
Sibanye Stillwater	90,914	263,921
Standard Bank Group	1,038,140	6,777,831
Telkom	725,399	1,148,767

		42,374,844

South Korea — 14.8%
Aekyung Petrochemical	4,289	27,388
Binggrae	890	43,786
BNK Financial Group	29,609	144,250
Cheil Worldwide	27,706	511,911
CJ Corp	32,970	2,216,232
Coway	1,854	113,070
COWELL FASHION	9,245	47,278
Daelim Industrial	5,756	397,541
Dongkuk Steel Mill*	12,646	67,615
Dongyang E&P	4,304	60,724
DY POWER	2,434	22,892
Hana Financial Group	610,460	16,432,705
Hancom*	14,719	224,131
Handsome	2,901	71,441
Hankook Tire & Technology	4,520	126,086
Hanssem	1,645	137,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
South Korea — (continued)
Hanwha	198,152	$4,203,105
Hyundai Mobis	3,127	623,135
Hyundai Wia	4,043	149,781
JB Financial Group	28,979	130,900
Kakao	4,324	1,256,957
Kia Motors	463,557	20,785,613
KineMaster*	4,196	33,110
Kolon	4,137	74,253
Korea Business News	7,929	35,085
Korea Investment Holdings	2,592	157,960
KT	413,816	8,079,149
KT Hitel*	7,699	34,008
KT Skylife	6,462	54,228
LF	8,581	110,577
LG Display*	117,115	1,464,171
LG Electronics	230,997	17,159,329
LG Innotek	13,070	1,761,103
LG Uplus	442,182	4,304,256
LOTTE Himart	7,317	198,354
NAVER	17,774	4,552,828
NCSoft	934	637,737
NHN*	26,216	1,607,125
NICE Information Service	9,779	167,964
POSCO	1,563	287,623
Samsung Electronics	1,220,183	61,349,431
SeAH Steel	1,963	141,842
Sempio Foods	1,089	41,907
Youngone	10,517	264,038

		150,309,794

Taiwan — 15.5%
Acer	599,000	500,122
Asustek Computer	296,000	2,513,599
Catcher Technology	239,000	1,509,858
Cathay Financial Holding	426,000	570,496
Chicony Electronics	194,000	582,597
Chicony Power Technology	38,000	88,854
China Life Insurance	420,820	282,541
Compal Electronics	1,119,000	726,845
Dimerco Express	172,000	397,457
Eastech Holding	3,000	2,937
Elan Microelectronics	96,000	453,051
Fubon Financial Holding	4,539,520	6,437,786
Gamania Digital Entertainment	111,000	236,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Taiwan — (continued)
Gigabyte Technology	406,000	$1,021,794
Ho Tung Chemical	153,000	56,739
Hon Hai Precision Industry	7,659,648	20,695,286
International Games System	44,000	1,163,309
Inventec	1,113,000	878,496
Lite-On Technology	1,140,061	1,855,636
MediaTek	639,000	15,158,010
Mercuries Life Insurance*	77,000	22,927
Nien Made Enterprise	20,000	224,442
Novatek Microelectronics	413,000	3,844,244
Pegatron	3,010,343	6,468,200
Pou Chen	189,000	166,011
Quanta Computer	960,000	2,420,878
Radiant Opto-Electronics	534,000	2,109,786
Realtek Semiconductor	702,000	8,710,253
Simplo Technology	277,000	3,077,980
Sino-American Silicon Products	482,000	1,679,998
Star Comgistic Capital	342,000	188,862
Synnex Technology International	85,000	126,253
Taiwan Semiconductor Manufacturing	2,381,000	35,751,713
United Microelectronics	22,583,000	24,418,219
Wistron	2,857,000	2,844,257
Yuanta Financial Holding	9,801,520	6,064,095
Zhen Ding Technology Holding	830,000	3,516,758

		156,767,278

Thailand — 0.3%
Bangkok Bank NVDR	807,400	2,511,107
Diamond Building Products NVDR	134,500	25,079
Siam Commercial Bank NVDR	260,900	545,009

		3,081,195

Turkey — 3.1%
Akbank T.A.S.*	1,471,448	841,178
Anadolu Efes Biracilik Ve Malt Sanayii	90,419	210,305
Arcelik	429,895	1,385,493
BIM Birlesik Magazalar	141,243	1,129,001
Brisa Bridgestone Sabanci Sanayi ve Ticaret	31,852	56,696
Coca-Cola Icecek	97,006	521,671
Dogan Sirketler Grubu Holding	1,639,109	477,205
Dogus Otomotiv Servis ve Ticaret	174,138	353,691
Eregli Demir ve Celik Fabrikalari	980,087	1,117,182
Ford Otomotiv Sanayi	6,323	81,670
Haci Omer Sabanci Holding	5,275,741	5,199,057

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Turkey — (continued)
KOC Holding	1,269,656	$2,152,003
Koza Altin Isletmeleri*	68,390	603,441
Logo Yazilim Sanayi Ve Ticaret*	17,046	189,864
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	252,441	274,934
Tofas Turk Otomobil Fabrikasi	174,725	559,866
Turk Telekomunikasyon	1,837,967	1,414,920
Turk Traktor ve Ziraat Makineleri	13,431	181,747
Turkcell Iletisim Hizmet	218,427	381,697
Turkiye Garanti Bankasi, Cl C*	8,539,402	6,759,178
Turkiye Is Bankasi, Cl C*	8,762,624	5,357,312
Ulker Biskuvi Sanayi	355,798	861,286
Vestel Beyaz Esya Sanayi ve Ticaret	32,020	114,457
Vestel Elektronik Sanayi ve Ticaret*	161,111	319,953
Yapi ve Kredi Bankasi *	4,727,454	1,217,435

		31,761,242

United Arab Emirates — 0.1%
Abu Dhabi Islamic Bank PJSC	61,997	73,216
Aldar Properties PJSC	515,006	382,780
Emaar Properties PJSC *	588,666	427,456

		883,452

United Kingdom — 0.1%
Polymetal International	14,200	301,925
Polyus PJSC GDR	3,170	312,512

		614,437

United States — 0.0%
Tsakos Energy Navigation	1,876	14,576

TOTAL COMMON STOCK (Cost $817,923,494)		967,555,388

PREFERRED STOCK(B) — 0.8%

Brazil — 0.7%
Banco do Estado do Rio Grande do Sul	7,929	16,403
Bradespar	71,900	583,926
Cia de Transmissao de Energia Eletrica Paulista	167,309	684,637
Cia Paranaense de Energia, Cl B	94,700	1,015,005
Gerdau	164,500	625,266
Noxville Investimentos* (A)	455	—
Petroleo Brasileiro	151,300	498,888
Telefonica Brasil	368,327	2,730,702

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

PREFERRED STOCK(B) — continued

	Shares	Value
Brazil — (continued)
Usinas Siderurgicas de Minas Gerais Usiminas, Ser A	594,200	$1,122,549

		7,277,376

South Korea — 0.1%
CJ	9,823	497,900

TOTAL PREFERRED STOCK (Cost $8,694,840)		7,775,276

WARRANTS — 0.0%

	Number of Warrants

Thailand — 0.0%
Jasmine International, Expires 12/31/20 *	1	—

TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS— 96.2% (Cost $826,618,334)		$975,330,664

Percentages are based on Net Assets of $1,013,636,622.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

The summary of input levels used to value the Portfolio’s net assets as of October 31, 2020 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$37,015,969	$—	$	—^	$37,015,969
China	165,853,685	237,038,947		—^	402,892,632
Colombia	2,123,717	—		—	2,123,717
Czech Republic	—	111,565		—	111,565
Greece	—	6,328,111		—	6,328,111
Hong Kong	—	31,299,952		—	31,299,952
Hungary	—	11,744,970		—	11,744,970
India	173,151	50,941,185		—	51,114,336
Indonesia	—	1,912,156		—	1,912,156
Luxembourg	181,361	—		—	181,361
Malaysia	—	6,269,467		—	6,269,467
Mexico	6,770,661	—		—	6,770,661
Peru	2,622,025	—		—	2,622,025
Philippines	—	189,698		—	189,698
Poland	—	6,393,776		—	6,393,776
Qatar	40,829	—		—	40,829
Russia	1,386,920	12,980,142		—	14,367,062
Saudi Arabia	51,296	318,987		—	370,283
South Africa	13,022,226	29,352,618		—	42,374,844
South Korea	—	150,309,794		—	150,309,794
Taiwan	—	156,767,278		—	156,767,278
Thailand	—	3,081,195		—	3,081,195
Turkey	—	31,761,242		—	31,761,242
United Arab Emirates	—	883,452		—	883,452
United Kingdom	—	614,437		—	614,437
United States	14,576	—		—	14,576

Total Common Stock	229,256,416	738,298,972		—^	967,555,388

Preferred Stock
Brazil	7,277,376	—		—^	7,277,376
South Korea	—	497,900		—	497,900

Total Preferred Stock	7,277,376	497,900		—^	7,775,276

Warrants	—	—		—	—

Total Investments in Securities	$236,533,792	$738,796,872	$	—^	$975,330,664

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Includes securities in which the fair value is $0 or has been rounded to $0.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments, at Value (Cost $826,618,334)	$975,330,664
Foreign Currency, at Value (Cost $367,457)	368,549
Cash	7,799,045
Receivable for Investment Securities Sold	31,122,892
Dividends and Interest Receivable	1,463,462
Receivable for Capital Shares Sold	631,025
Reclaim Receivable	46,282
Prepaid Expenses	41,161

Total Assets	1,016,803,080

Liabilities
Payable for Capital Shares Redeemed	1,499,758
Payable to Adviser	873,267
Accrued Foreign Capital Gains Tax on Appreciated Securities	365,423
Payable to Administrator	73,045
Shareholder Servicing Fees Payable - Investor Class	42,798
Shareholder Servicing Fees Payable - Y Class	1,429
Payable to Trustees	5,994
Chief Compliance Officer Fees Payable	2,155
Interest Payable	1,749
Accrued Expenses	300,840

Total Liabilities	3,166,458

Net Assets	$1,013,636,622

Net Assets Consist of:
Paid-in Capital	$986,470,441
Total distributable earnings	27,166,181

Net Assets	$1,013,636,622

Investor Class Shares:
Net Assets	$674,359,931
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	34,319,043

Net Asset Value, Redemption and Offering Price Per Share *	$19.65

I Class Shares:
Net Assets	$330,942,352
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	16,824,620

Net Asset Value, Redemption and Offering Price Per Share *	$19.67

Y Class Shares:
Net Assets	$8,334,339
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	424,488

Net Asset Value, Redemption and Offering Price Per Share *	$19.63

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO FOR THE YEAR ENDED OCTOBER 31, 2020

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$33,338,284
Less: Foreign Taxes Withheld	(3,575,548)

Total Investment Income	29,762,736

Expenses:
Investment Advisory Fees	10,335,272
Shareholder Servicing Fees - Investor Class	1,038,002
Administration Fees	863,610
Trustees’ Fees	22,527
Chief Compliance Officer Fees	6,680
Custodian Fees	695,059
Transfer Agent Fees	498,291
Printing Fees	134,135
Interest Expense	80,126
Filing and Registration Fees	72,974
Legal Fees	30,934
Audit Fees	23,300
Other Expenses	84,539

Total Expenses	13,885,449

Less:
Fees Paid Indirectly (Note 4)	(81,093)

Net Expenses	13,804,356

Net Investment Income	15,958,380

Net Realized Gain (Loss) on:
Investments	5,728,283
Foreign Currency Transactions	(1,139,378)

Net Realized Gain	4,588,905

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,480,289
Foreign Capital Gains Tax on Appreciated Securities	(119,237)
Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	376

Net Change in Unrealized Appreciation	5,361,428

Net Realized and Unrealized Gain	9,950,333

Net Increase in Net Assets Resulting from Operations	$25,908,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$15,958,380	$26,969,081
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,588,905	(25,584,209)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	5,361,428	96,312,341

Net Increase in Net Assets Resulting from Operations	25,908,713	97,697,213

Distributions:
Investor Class Shares	(11,697,024)	(14,052,701)
I Class Shares	(10,007,635)	(9,993,312)
Y Class Shares	(408,463)	(443,362)

Total Distributions	(22,113,122)	(24,489,375)

Capital Share Transactions:(1)
Investor Class Shares:
Issued	285,421,873	200,826,447
Reinvestment of Distributions	11,339,205	12,321,065
Redemption Fees	53,455	19,576
Redeemed	(262,734,069)	(417,543,249)

Increase (Decrease) in Net Assets derived from Investor Class Transactions	34,080,464	(204,376,161)

I Class Shares:
Issued	93,620,219	226,599,553
Reinvestment of Distributions	7,964,494	9,036,776
Redemption Fees	14,966	6,415
Redeemed	(257,638,447)	(268,375,441)

Decrease in Net Assets derived from I Class Transactions	(156,038,768)	(32,732,697)

Y Class Shares:
Issued	1,082,854	4,417,735
Reinvestment of Distributions	123,042	97,434
Redemption Fees	114	—
Redeemed	(11,920,014)	(10,279,442)

Decrease in Net Assets derived from Y Class Transactions	(10,714,004)	(5,764,273)

Net Decrease in Net Assets from Capital Share Transactions	(132,672,309)	(242,873,131)

Total Decrease in Net Assets	(128,876,717)	(169,665,293)

Net Assets:
Beginning of Year	1,142,513,339	1,312,178,632

End of Year	$1,013,636,622	$1,142,513,339

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

Years Ended October 31,
Investor Class Shares	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Year	$19.41	$18.35	$21.83	$17.42	$16.12

Income from Operations:
Net Investment Income*	0.29	0.39	0.36	0.23	0.19
Net Realized and Unrealized Gain (Loss)	0.32	1.00	(3.55)	4.51	1.30

Total from Operations	0.61	1.39	(3.19)	4.74	1.49

Redemption Fees	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^

Dividends and Distributions from:
Net Investment Income	(0.37)	(0.33)	(0.29)	(0.33)	(0.19)

Total Dividends and Distributions	(0.37)	(0.33)	(0.29)	(0.33)	(0.19)

Net Asset Value, End of Year	$19.65	$19.41	$18.35	$21.83	$17.42

Total Return †	3.04%	7.72%	(14.85)%	27.84%	9.43%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$674,36	0	$625,48	8	$789,48	3	$739,68	6	$1,077,79	0
Ratio of Expenses to Average Net Assets(1)	1.40%	1.40%	1.40%	1.42%	1.56%
Ratio of Net Investment Income to Average Net Assets	1.56%	2.07%	1.66%	1.23%	1.23%
Portfolio Turnover Rate	55%	48%	32%	40%	31%

*	Per share amounts for the period are based on average outstanding shares.
^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year or Period Presented

I Class Shares	2020	2019	2018	2017‡
Net Asset Value, Beginning of Period	$ 19.43	$ 18.38	$ 21.85	$ 17.42

Income from Operations:
Net Investment Income*	0.29	0.41	0.42	0.36
Net Realized and Unrealized Gain (Loss)	0.35	1.00	(3.56)	4.41

Total from Operations	0.64	1.41	(3.14)	4.77

Redemption Fees	0.00	^	0.00	^	0.00	^	0.00	^

Dividends and Distributions from:
Net Investment Income	(0.40)	(0.36)	(0.33)	(0.34)

Total Dividends and Distributions	(0.40)	(0.36)	(0.33)	(0.34)

Net Asset Value, End of Period	$ 19.67	$ 19.43	$ 18.38	$ 21.85

Total Return †	3.20%	7.86%	(14.63)%	28.01%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$ 330,94	2	$ 496,66	2	$ 497,70	7	$ 446,37	4
Ratio of Expenses to Average Net Assets(1)	1.24%	1.25%	1.20%	1.21%
Ratio of Net Investment Income to Average Net Assets	1.53%	2.13%	1.96%	1.81%
Portfolio Turnover Rate	55%	48%	32%	40%

‡	I Class Shares commenced operations on October 31, 2016.
*	Per share amounts for the period are based on average outstanding shares.
^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year or Period Presented

Y Class Shares	2020	2019	2018	2017‡
Net Asset Value, Beginning of Period	$19.40	$18.34	$21.85	$17.42

Income from Operations:
Net Investment Income*	0.25	0.43	0.62	0.40
Net Realized and Unrealized Gain (Loss)	0.38	0.98	(3.82)	4.37

Total from Operations	0.63	1.41	(3.20)	4.77

Redemption Fees	0.00	^^	—	0.02	—

Dividends and Distributions from:
Net Investment Income	(0.40)	(0.35)	(0.33)	(0.34)

Total Dividends and Distributions	(0.40)	(0.35)	(0.33)	(0.34)

Net Asset Value, End of Period	$19.63	$19.40	$18.34	$21.85

Total Return †	3.15%	7.89%	(14.81)%	28.01%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$8,33	4	$20,36	3	$24,98	8	$—	^
Ratio of Expenses to Average Net Assets(1)	1.24%	1.25%	1.27%	0.68%	††
Ratio of Net Investment Income to Average Net Assets	1.34%	2.26%	3.12%	2.08%
Portfolio Turnover Rate	55%	48%	32%	40%

‡	Y Class Shares commenced operations on October 31, 2016.
*	Per share amounts for the period are based on average outstanding shares.
^	Amount rounds to less than one thousand.
^^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
††	Had assets been contributed, the ratio would have been 1.31%.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Portfolio”), a diversified portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging market country issuers. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio. The Portfolio is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates its net asset value, it may request that a Committee meeting be called. As of October 31, 2020, the total market value of securities in the Portfolio, valued in accordance with fair value procedures, was $738,796,872 or 72.9% of Net Assets.

The Portfolio uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

If a local market in which the Portfolio own securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of risk associated with investing in those securities.

For the year ended October 31, 2020, there have been no significant changes to the Portfolio’s fair value methodologies.

For details of the investment classification, refer to the Schedule of Investments.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of October 31, 2020, the Portfolio did not hold any open forward foreign currency contracts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares if redeemed within 30 days of purchase. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Portfolio are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the year ended October 31, 2020, the Portfolio paid $863,610 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares and 0.10% of average daily net assets of the Y Class Shares will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

For the year ended October 31, 2020, the Portfolio earned cash management credits of $81,093, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

5. Investment Advisory Agreement:

Under the terms of the investment advisory agreement the Adviser provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Portfolio’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

6. Investment Transactions:

For the year ended October 31, 2020, the Portfolio made purchases of $562,345,728 and sales of $774,644,609 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Share Transactions:

	Year Ended October 31, 2020	Year Ended October 31, 2019

Investor Class Shares:

Issued	16,677,455	10,723,414

Reinvestment of Distributions	546,468	692,973

Redeemed	(15,124,200)	(22,212,578)

Net Increase (Decrease) in Shares Outstanding from Investor Class Share Transactions	2,099,723	(10,796,191)

I Class Shares:

Issued	5,371,064	11,819,476

Reinvestment of Distributions	384,016	508,254

Redeemed	(14,485,768)	(13,852,583)

Net Decrease in Shares Outstanding from I Class Share Transactions	(8,730,688)	(1,524,853)

Y Class Shares:

Issued	54,570	231,645

Reinvestment of Distributions	5,941	5,492

Redeemed	(685,777)	(550,109)

Net Decrease in Shares Outstanding from Y Class Share Transactions	(625,266)	(312,972)

Net Decrease in Shares Outstanding from Share Transactions	(7,256,231)	(12,634,016)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

8. Line of Credit:

The Portfolio entered into an agreement which enables it to participate in a $25 million unsecured committed revolving line of credit with MUFG Union Bank N.A., which is set to expire April 7, 2021. The proceeds from the borrowings shall be used to finance the Portfolio’s short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Portfolio based on their borrowings at the current reference rate. For the year ended October 31, 2020, the Portfolio had average borrowings of $16,633,557 over a period of 38 days at a weighted average interest rate of 4.57%. Interest accrued on the borrowings during the period was $80,126. As of October 31, 2020, the Portfolio had no borrowings outstanding.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on real estate investment trusts (“REIT’s”) and investments in passive foreign investment companies (“PFIC’s”). There were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2020	$22,113,122	$—	$22,113,122
2019	24,489,375	—	24,489,375

    As of October 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$15,119,194
Capital Loss Carryforwards	(133,591,455)
Net Unrealized Appreciation	145,638,446
Other Temporary Differences	(4)

Total Distributable Earnings	$27,166,181

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

The Fund has capital losses carried forward as follows:

Short-Term Loss	Long-Term Loss	Total Capital Loss Carryforwards

$ 133,591,455	$ —	$ 133,591,455

During the fiscal year ended October 30, 2020 the Portfolio utilized capital loss carryforward to offset capital gains of $5,958,603.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to PFICs and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2020, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 829,303,032	$ 239,508,336	$ (93,504,466)	$ 146,003,870

10. Concentration of Risk:

As with all management investment companies, a shareholder of the Portfolio is subject to the risk that his or her investment could lose money. The Portfolio is subject to the principal risks noted below, any of which may adversely affect the Portfolio’s net asset value (“NAV”) and ability to meet its investment objective.

Active Management Risk – The Portfolio is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Portfolio’s investments may prove to be incorrect. If the investments selected and strategies employed by the Portfolio fail to produce the intended results, the Portfolio could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Portfolio is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Small Capitalization Company Risk – The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser’s particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Foreign Company Risk – Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Portfolio invests could cause the Portfolio’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Portfolio’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

11. Other:

As of October 31, 2020, 83% of the Portfolio’s Investor Class Shares outstanding were held by two record shareholders, 79% of the Portfolio’s I Class Shares were held by four record shareholders, and 99% of the Portfolio’s Y Class Shares outstanding were held by four record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

12. Loans of Fund Securities:

The Portfolio may lend fund securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2020, there were no securities on loan for the Portfolio.

13. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

14. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of Acadian Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund (the “Portfolio”), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights

Investor Class	For each of the years in the five-year period ended October 31, 2020

I Class	For each of the years in the four-year period ended October 31, 2020 and for the one-day period of October 31, 2016 (commencement of share class operations)

Y Class	For each of the years in the four-year period ended October 31, 2020 and for the one-day period of October 31, 2016 (commencement of share class operations)

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund since 2013.

Philadelphia, Pennsylvania

December 28, 2020

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table below illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Class Shares
Actual Fund Return	$1,000.00	$1,173.10	1.40%	$7.65
Hypothetical 5% Return	1,000.00	1,018.10	1.40	7.10
I Class Shares
Actual Fund Return	$1,000.00	$1,174.30	1.21%	$6.61
Hypothetical 5% Return	1,000.00	1,019.05	1.21	6.14
Y Class Shares
Actual Fund Return	$1,000.00	$1,174.00	1.22%	$6.67
Hypothetical 5% Return	1,000.00	1,019.00	1.22	6.19

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation (s) in the Past Five Years

INTERESTED TRUSTEES [3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES [3]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation (s) in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson	Trustee	Retired. Private investor since 1994.
(Born: 1942)	(since 2005)
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall	Trustee	Partner, Ernst & Young LLP, from 1998 to 2018.
(Born: 1958)	(since 2019)
Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation (s) in the Past Five Years

OFFICERS (continued)

James Bernstein	Vice President and	Attorney, SEI Investments, since 2017.
(Born: 1962)	Assistant Secretary (since 2017)

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation (s) in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 19, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020 and March 25, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

Fund were sufficient to support renewal of the Agreement.

  Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

Long-Term Capital Gain	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S.	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit(6)

0.00%	100.00%	100.00%	1.39%	100.00%	0.00%	0.00%	0.00%	13.92%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Portfolio to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020. The total amount of foreign source income is $19,183,580. The total amount of foreign tax paid is $3,575,548. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ACA-AR-001-1900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.